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                                                                    EXHIBIT 10.5

                               SERVICES AGREEMENT


     This Services Agreement (this "Agreement") is made and entered into as of __________, 1999, by and between Metamor Worldwide, Inc., a Delaware corporation ("MMWW"), and Xpedior Incorporated, a Delaware corporation ("Xpedior"). MMWW and Xpedior may hereinafter be referred to individually as a "Party" or collectively as the "Parties."

                                    RECITALS:

     WHEREAS, MMWW and Xpedior desire by their execution of this Agreement to evidence their understanding concerning the provision of certain services by MMWW to Xpedior and its subsidiaries;

     NOW, THEREFORE, for and in consideration of the mutual promises and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto hereby agree as follows:

     1. Services. In order to assist the continued and orderly conduct of certain corporate functions currently performed by MMWW and its subsidiaries for the benefit of the Referenced Subsidiaries (defined below), MMWW agrees to provide and Xpedior agrees to purchase, subject to the terms and conditions set forth herein, legal, tax, risk and cash management services and personnel (collectively, the "Services"), in each case at prevailing market rates and if and only to the extent requested by Xpedior.

     "Referenced Subsidiaries" shall mean Xpedior and its subsidiaries from time to time. Such subsidiaries shall initially include, without limitation, those subsidiaries listed on Exhibit A.

     2. Term. This Agreement shall become effective and MMWW shall make the Services available to the Referenced Subsidiaries pursuant to the terms of this Agreement for the period commencing on the initial public offering of Xpedior, and terminating twelve months thereafter (or earlier by mutual written agreement)(the "Termination Date"); provided, however, (i) the Referenced Subsidiaries shall remain responsible for all out-of-pocket costs and expenses incurred by MMWW (directly or through its other subsidiaries) pursuant to agreements entered into for the benefit of the Referenced Subsidiaries that could not be terminated prior to the date of termination of this Agreement, and
(ii) upon the mutual agreement of MMWW and Xpedior, services may be provided beyond the Termination Date in order to allow the Referenced Subsidiaries the opportunity to make alternative arrangements for such services. In the event any of the Services being performed hereunder are no longer available, MMWW and its subsidiaries shall be relieved of its obligations under this Agreement to provide that particular Service to the Referenced Subsidiaries. The foregoing shall include any cessation of or failure of Services due to Year 2000 problems. MMWW will advise the Referenced Subsidiaries of any cessation of Services and shall use commercially reasonable judgment in assisting the Referenced Subsidiaries in securing alternative services for the Referenced Subsidiaries.


                              XPEDIOR INCORPORATED
                               SERVICES AGREEMENT
                                        1


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     3. Nature and Quality of Services. The Parties understand and agree that the Services shall be substantially identical in nature and quality to the Services provided by MMWW to its wholly-owned subsidiaries.

     4. Payment. Xpedior, as compensation for the performance of the Services, agrees to reimburse MMWW at prevailing market rates for the Services provided.

     If the compensation for the Services does not include sales, use, excise, value-added or similar taxes, and if any such taxes are imposed on the Services after the effective date of this Agreement, then such taxes shall be promptly paid by Xpedior.

     5. Invoicing. MMWW shall invoice Xpedior by the fifteenth (15th) working day of each month for all Services provided in the preceding month. All invoices shall reflect in reasonable detail a description of the Services performed during the preceding month, and shall be due and payable on the last day of the month of the invoice. In the event of a dispute as to the propriety of invoiced amounts, Xpedior shall pay all undisputed amounts on each invoice, but shall be entitled to withhold payment of any amount in dispute and shall promptly notify MMWW of such dispute. MMWW shall provide Xpedior with records relating to the disputed amount so as to enable the Parties to resolve the dispute. Xpedior shall pay interest at an annual rate of ten percent (10%) on any disputed amounts which it should have paid but withheld.

     6. Confidentiality. Each party shall exert the same efforts and maintain the same precautions that it exerts and maintains with respect to its own confidential and proprietary information with respect to all information received from the other party in connection with the performance of the Services; provided, however, that a party may disclose such information (i) if required to do so by applicable laws, rules, regulations, or orders (including any laws, rules, regulations or orders to which either party voluntarily subjects itself and any applicable securities exchange rules), or (ii) if such information was or becomes generally available to such party on a non-confidential basis, provided that the source of such information was not known by such party to be bound by a confidentiality obligation.

     7. Information from Xpedior. Any information necessary for MMWW or any third party to perform any Services shall be submitted by Xpedior in a manner consistent with the practices utilized by the Referenced Subsidiaries during the period immediately prior to the effective date of this Agreement, which manner shall not be altered except by mutual written agreement of the Parties. Should Xpedior's failure to supply such input render MMWW's or any third party's performance of any Services unreasonably difficult, MMWW or such third party, upon reasonable notice to Xpedior, may refuse to perform such Services until such input is supplied.

     8. Sole Beneficiaries. Xpedior acknowledges that the Services shall be provided only with respect to the business of Xpedior and its subsidiaries. Xpedior will not request performance of any Services for the benefit of any entity other than Xpedior and its subsidiaries. Xpedior represents and agrees that it will use the Services only in accordance with all applicable federal, state and local laws and regulations and communications and common carrier tariffs, and in accordance with the reasonable conditions, rules, regulations and specifications which may be set forth in any manuals, materials, documents or instructions in existence on the effective date of this Agreement


                              XPEDIOR INCORPORATED
                               SERVICES AGREEMENT
                                        2

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and furnished by MMWW to Xpedior. MMWW reserves the right to take all actions, including termination of any particular Services, that MMWW reasonably believes to be necessary to assure compliance with applicable laws, regulations and tariffs. Waiver by MMWW of any of the provisions of this Agreement shall not be construed as a waiver of such provision generally or of the right of MMWW thereafter to enforce each and every such provision.

     9. LIMITED WARRANTY; LIMITATION OF LIABILITY. ALL PRODUCTS OBTAINED FOR THE REFERENCED SUBSIDIARIES ARE AS IS, WHERE IS, AS TO MMWW, WITH ALL FAULTS, OTHER THAN FAULTS DUE TO THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF MMWW. NEITHER MMWW NOR ANY MMWW SUBSIDIARY PERFORMING ANY SERVICES HEREUNDER MAKE ANY WARRANTIES OR REPRESENTATIONS WHATSOEVER, EXPRESS OR IMPLIED, INCLUDING THE WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE SERVICES RENDERED FOR OR PRODUCTS OBTAINED FOR THE REFERENCED SUBSIDIARIES, INCLUDING WITHOUT LIMITATION THOSE RENDERED BY OR OBTAINED FROM A THIRD PARTY. NOTWITHSTANDING THE FOREGOING, TO THE EXTENT A WARRANTY PROVIDED BY A THIRD PARTY MANUFACTURER OR PROVIDER OF GOODS OR SERVICES TO MMWW OR ITS SUBSIDIARIES CAN BE PASSED-ON TO THE REFERENCED SUBSIDIARIES, NOTHING HEREIN IS INTENDED TO LIMIT SAME AND THE REFERENCED SUBSIDIARIES SHALL HAVE THE RIGHT TO THE BENEFITS (SUBJECT TO THE TERMS AND CONDITIONS THEREOF) OF ALL SUCH THIRD PARTY WARRANTIES.

     IN NO EVENT SHALL MMWW OR THE REFERENCED SUBSIDIARIES BE LIABLE TO THE OTHER PARTY OR ANY OTHER PERSON FOR ANY INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES RESULTING FROM ANY ERROR IN THE PERFORMANCE OF SERVICES OR FROM THE BREACH OF THIS AGREEMENT, REGARDLESS OF FAULT. TO THE EXTENT ANY THIRD PARTY HAS LIMITED ITS LIABILITY TO MMWW FOR SERVICES UNDER AN OUTSOURCING OR OTHER AGREEMENT, THE REFERENCED SUBSIDIARIES AGREE TO BE BOUND BY SUCH LIMITATION OF LIABILITY FOR ANY PRODUCT OR SERVICE PROVIDED TO MMWW BY SUCH THIRD PARTY UNDER SUCH AGREEMENT.

     10. Indemnification. Xpedior hereby irrevocably and unconditionally agrees to indemnify and hold harmless MMWW and its subsidiaries from and against any and all losses, liabilities, damages, costs and expenses, including, without limitation, attorneys' fees and expenses, incurred by MMWW and its subsidiaries, directly or indirectly, resulting from or in connection with the rendition of the Services, REGARDLESS OF WHETHER ANY CLAIM RESULTS SOLELY OR IN PART FROM THE ACTIVE, PASSIVE OR CONCURRENT NEGLIGENCE OF MMWW OR ITS SUBSIDIARIES.


                              XPEDIOR INCORPORATED
                               SERVICES AGREEMENT
                                        3

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     Xpedior hereby acknowledges and agrees that its obligation to indemnify and hold harmless MMWW and its subsidiaries shall be absolute and unconditional irrespective of any act or omission on the part of MMWW and its subsidiaries or any other circumstance which might otherwise constitute a defense available to, or a discharge of, its obligations hereunder.

     11. Force Majeure. MMWW shall have no obligation to perform the Services if its failure to do so is caused by or results from any act of God, governmental action, natural disaster, strike, failure of essential equipment, Year 2000 problem, or any other cause or circumstance beyond the control of MMWW. MMWW agrees that upon restoring service following any failure of any equipment necessary for MMWW or its Subsidiaries to provide any Services, MMWW will allow the Referenced Subsidiaries to have equal priority, in accordance with prior practice, with respect to access to the restored service.

     12. Severability. In the event any portion of this Agreement shall be found by a court of competent jurisdiction to be unenforceable, that portion of the Agreement will be null and void and the remainder of the Agreement will be binding on the Parties as if the unreasonable provisions had never been contained herein.

     13. Assignment. This Agreement shall not be assignable by either of the Parties hereto except by operation of law or with the written consent of the non-assigning Party.

     14. Entire Agreement; Amendment. This Agreement constitutes the entire agreement of the Parties relating to the performance of the Services and all prior or contemporaneous written or oral agreements are merged herein. This Agreement may not be amended or otherwise modified except by a writing signed by both Parties.

     15. Choice of Law. This Agreement shall be governed by the laws of the State of Texas, with regard to any conflict-of-law rule or principle that might refer the construction or interpretation of this Agreement to the laws of another state.

     16. Notice. Any notice, request, instruction, correspondence or other document to be given hereunder by either Party to the other (herein collectively called "Notice") shall be in writing and delivered personally or by facsimile, as follows:

     If to MMWW:    Metamor Worldwide, Inc.
                    4400 Post Oak Parkway, Suite 1100
                    Houston, Texas 77027-3413
                    Attention: General Counsel
                    (713) 627-1059 (fax)

     If to Xpedior: Xpedior Incorporated
                    One North Franklin, Suite 1500
                    Chicago, Illinois 60606
                    Attention:
                    (   ) _________________ (fax)


                              XPEDIOR INCORPORATED
                               SERVICES AGREEMENT
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Notice given by personal delivery shall be effective upon actual receipt by the
Party to whom addressed. Notice given by facsimile or telegram shall be effective upon actual receipt if received during the recipient's normal business hours, or at the beginning of the recipient's next business day after receipt if not received during the recipient's normal business hours. Any Party may change any address to which Notice is to be given to it by giving Notice as provided above of such change of address.

     17. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


                              XPEDIOR INCORPORATED
                               SERVICES AGREEMENT
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     IN WITNESS WHEREOF, the Parties hereto have caused this Services Agreement to be signed on their behalf by their duly authorized officers.

                                       METAMOR WORLDWIDE, INC.


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:



                                       XPEDIOR INCORPORATED


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:


                              XPEDIOR INCORPORATED
                               SERVICES AGREEMENT
                                        6

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                                    EXHIBIT A

                      SUBSIDIARIES OF XPEDIOR INCORPORATED

Xpedior M Incorporated, formerly Metamor Technologies, Ltd. (Illinois)
NDC Group, Inc. (Delaware)
Xpedior S Incorporated, formerly Sage I.T. Partners, Inc. (California)
Xpedior V Incorporated, formerly Virtual Solutions, Inc. (Texas)
Xpedior W Incorporated, formerly Workgroup Productivity Corporation (Illinois) Xpedior K Incorporated, formerly Kinderhook Systems, Inc. (Delaware)
Xpedior (Canada) Inc. (Ontario)
Xpedior (Australia) Pty Ltd. (Australia)
Xpedior (UK) Ltd. (United Kingdom)
Xpedior America Incorporated, formerly Metamor Consulting Solutions Acquisition Sub #1, Inc. (Delaware)

                              XPEDIOR INCORPORATED
                               SERVICES AGREEMENT
                                        7